UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2006

Allstate Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3100 Sanders Road, Northbrook, Illinois		60062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The registrant furnishes below its Consolidated Statements of Operations for the three years ended December 31, 2005, 2004 and 2003 and Consolidated Statements of Financial Position as of December 31, 2005 and December 31, 2004, prepared in conformity with accounting principles generally accepted in the United States of America, and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
(in millions)	Est. 2005	2004	2003

Revenues
Premiums	$474	$637	$959
Contract charges	1,079	961	872
Net investment income	3,707	3,260	3,082
Realized capital gains and losses	19	(11)	(84)
	5,279	4,847	4,829

Costs and expenses
Contract benefits	1,340	1,359	1,595
Interest credited to contractholder funds	2,340	1,923	1,764
Amortization of deferred policy acquisition costs	568	534	479
Operating costs and expenses	433	462	493
	4,681	4,278	4,331

Loss on disposition of operations	(7)	(24)	(45)

Income from operations before income tax expense and cumulative effect of change in accounting principle, after-tax	591	545	453

Income tax expense	174	189	162

Income before cumulative effect of change in accounting principle, after-tax	417	356	291

Cumulative effect of change in accounting principle, after-tax	—	(175)	(13)

Net income	$417	$181	$278

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions, except par value data)	December 31, 2005(Est.)	December 31, 2004

Assets
Investments
Fixed income securities, at fair value (amortized cost $59,717 and $55,964)	$61,977	$59,291
Mortgage loans	8,108	7,318
Equity securities	324	214
Short-term	927	1,440
Policy loans	729	722
Other	691	704
Total investments	72,756	69,689
Cash	154	241
Deferred policy acquisition costs	3,948	3,176
Reinsurance recoverables, net	1,699	1,507
Accrued investment income	648	593
Other assets	582	818
Separate Accounts	15,235	14,377
Total assets	$95,022	$90,401

Liabilities
Contractholder funds	$58,190	$53,939
Reserve for life-contingent contract benefits	11,881	11,203
Unearned premiums	35	31
Payable to affiliates, net	98	79
Other liabilities and accrued expenses	3,054	3,721
Deferred income taxes	340	638
Long-term debt	181	104
Separate Accounts	15,235	14,377
Total liabilities	89,014	84,092

Shareholder’s Equity
Redeemable preferred stock – series A, $100 par value, 1,500,000 shares authorized, 49,230 shares issued and outstanding	5	5
Redeemable preferred stock – series B, $100 par value, 1,500,000 shares authorized, none issued
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,108	1,108
Retained income	4,302	4,178
Accumulated other comprehensive income:
Unrealized net capital gains and losses	588	1,013
Total accumulated other comprehensive income	588	1,013
Total shareholder’s equity	6,008	6,309
Total liabilities and shareholder’s equity	$92,022	$90,401

Definitions of Non-GAAP and Operating Financial Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measure.  Our methods of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is income before cumulative effect of change in accounting principle, after-tax, excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent that they resulted from the recognition of certain realized capital gains and losses,

•                  (loss) gain on disposition of operations, after-tax, and

•                  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations.  It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, (loss) gain on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and (loss) gain on disposition of operations may vary significantly between periods and are generally driven by business decisions and economic developments such as market conditions, the timing of which is unrelated to the insurance underwriting process.  Moreover, we reclassify periodic settlements on non-hedge derivative instruments into operating income to report them in a manner consistent with the economically hedged investments, replicated assets or product attributes (e.g. net investment income and interest credited to contractholder funds) and by doing so, appropriately reflect trends in product performance.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We use adjusted measures of operating income in incentive compensation. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business.

The following table reconciles operating income and net income.

	Year Ended December 31,
($ in millions)	Est. 2005	2004	2003
Operating income	$551	$502	$418

Realized capital gains and losses	19	(11)	(84)
Income tax (expense) benefit	(7)	3	30
Realized capital gains and losses, after-tax	12	(8)	(54)
DAC and DSI amortization relating to realized capital gains and losses,after-tax	(103)	(89)	(30)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(40)	(32)	(15)
Loss on disposition of operations, after-tax	(3)	(17)	(28)
Income before cumulative effect of change in accounting principle,after-tax	417	356	291
Cumulative effect of change in accounting principle, after-tax	—	(175)	(13)

Net income	$417	$181	$278

Operating Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measures.  Our method of calculating these measures may differ from that used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the consolidated financial statements.

	Year Ended December 31,
($ in millions)	Est. 2005	2004	2003

Total Premiums and deposits	$13,370	$15,533	$12,190
Deposits to contractholder funds	(11,410)	(13,076)	(9,841)
Deposits to separate accounts	(1,482)	(1,268)	(1,391)
Change in unearned premiums and other adjustments	(4)	(552)	1
Premiums	$474	$637	$959

New sales of financial products by Allstate exclusive agencies is an operating measure that we use to quantify the current year sales of financial products by the Allstate proprietary distribution channel.  New sales of financial products by Allstate exclusive agencies includes annual premiums on new insurance policies, initial premiums and deposits on annuities, net new deposits in the Allstate Bank, sales of other companies’ mutual funds, and excludes renewal premiums.  New sales of financial products by Allstate exclusive agencies for the twelve months ended December 31, 2005, 2004 and 2003 totaled est. $2.40 billion, $2.27 billion and $1.83 billion, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By	/s/ Samuel H. Pilch

Name: Samuel H. Pilch
Title:Group Vice President and Controller

February 3, 2006